EXHIBIT A: FY15 VCP

Two performance measures are measured and paid out independently:

•	Adjusted EBITDA$ weighted 75%

•	Revenue weighted 25%

Semi-annual plan, bonus paid on first half and second half published results.

Bonus Criteria	Bonus Weighting	Threshold VCP 0%	At Target VCP 100%	At Maximum VCP 200%	Comments
Revenue – 1st half	25%	$[·] M 0%	$[·] M 25%	$[·] M 50%	Payout capped at 100% until Pre-VCP EBTIDA$ target is met
Revenue – 2nd half	25%	$[·] M 0%	$[·] M 25%	$[·] M 50%	Payout capped at 100% until Pre-VCP EBTIDA$ target is met

Pre-VCP EBITDA$ - 1st half	75%	$[·] M 0%	$[·] M 75%	$[·] M 150%
Pre-VCP EBITDA$ - 2nd half	75%	$[·] M 0%	$[·] M 75%	$[·] M 150%

For purposes of the VCP, “adjusted EBITDA” (or Pre-VCP EBITDA) is defined as operating income adjusted for VCP payouts, depreciation, amortization, stock compensation expense, major restructuring charges and certain non-operating income or expense charges.

[·] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.